--------------------------------------------------------------------------------
MORGAN STANLEY
Real Estate Debt Capital Markets   [GRAPHIC OMITTED]
Mortgage/Asset Backed Capital Markets
--------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the Mortgage Loan Seller with respect to the expected characteristics of the Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement or Private Placement
Memorandum. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 CMBS New Issue

                        Preliminary Collateral Term Sheet

                  ---------------------------------------------

                                    $706.5 MM
                                 (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2

                  ---------------------------------------------

                               [GRAPHIC OMITTED]

                          MORGAN STANLEY DEAN WITTER

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet

--------------------------------------------------------------------------------

                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2

                           Collateral Characteristics


Cut-Off Date Principal Balance: (as of October 1, 1998)                $706,465,702
Number of Mortgage Loans:                                                         7
Number of Mortgaged Properties:                                                  41
Weighted Average Coupon:                                                       6.49%
Weighted Average Cut-Off Date LTV:                                             58.5%
Weighted Average LTV at Effective Maturity Date:                               53.6%
Weighted Average DSCR:                                                        2.14x
Weighted Average Original Amortization Term (Months):                           385
Weighted Average Original Term to Effective Maturity Date (Months):             121
Weighted Average Remaining Term to Effective Maturity Date (Months):            119
Weighted Average Seasoning (Months):                                              2

================================================================================
                                      Percentage            Principal
                           Cut-Off    of Cut-Off            Balance at   Cut-Off
                            Date         Date               Effective      Date
                          Principal    Principal             Maturity     LTV(2)
Loan Name                  Balance      Balance   Coupon       Date
================================================================================

Edens & Avant Pool I    $121,983,000     17.3%    6.20%   $121,983,000     45.9%
Edens & Avant Pool II     73,017,000     10.3     6.20      73,017,000     50.9
Grapevine Mills          155,000,000     21.9     6.47     143,683,538     61.7
Mall of New Hampshire    105,000,000     14.9     6.96      93,305,773     67.4
Westside Pavilion        100,000,000     14.2     6.44      91,132,625     62.5
NorthTown Mall            84,426,244     12.0     6.68      73,062,731     58.5
Crystal Park IV           67,039,458      9.5     6.51      57,745,712     62.7
                        ------------    -----     ----    ------------     ----
                        $706,465,702    100.0%    6.49%   $653,930,379     58.5%
                        ============    =====     ====    ============     ====

================================================================================
                                                            Original   Remaining
                      Effective                              Term to    Term to
                       Maturity                 Original    Effective  Effective
                         Date                 Amortization  Maturity   Maturity
Loan Name               LTV(2)   DSCR(2) (3)    Term(4)       Date       Date
================================================================================

Edens & Avant Pool I     45.9%      2.78x          IO           120       120
Edens & Avant Pool II    50.9       2.78           IO           120       120
Grapevine Mills          56.9       2.17          408           120       119
Mall of New Hampshire    59.1       1.65          378           126       120
Westside Pavilion        57.0       1.95          396           120       117
NorthTown Mall           49.7       1.73          360           120       119
Crystal Park IV          54.0       1.92          360           120       119
                         ----       ----          ---           ---       ---
                         53.6%      2.15x         385           121       119
                         ====       ====          ===           ===       ===

================================================================================
Notes:  (1)   Numbers may not total 100% due to rounding.
        (2)   Grapevine  Mills,  Mall of New Hampshire  and NorthTown  Mall Loan
              Balances have been reduced by credit  enhancements  of $10,000,000
              (Guarantee), $10,000,000 (Letter of Credit) and $9,500,000 (Letter
              of Credit) respectively for credit statistic calculations.  Values for Edens & Avant Pools I and II and  NorthTown  Mall are based on recent acquisitions prices.
        (3)   Based on Underwritable  Net Cash Flow and calculated  annual debt service adjusted for credit enhancements.
        (4)   Weighted  Average  Original  Amortization  Term excludes  Edens &
              Avant Pools I and II. Grapevine Mills,  Mall of New Hampshire and
              Westside  Pavilion  have initial  interest only periods of 48, 18 and 36 months respectively.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet

--------------------------------------------------------------------------------

                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2


                                  Loan Features

======================================================================================



                                                                Removal of  Capital
                                              Principal           Property   Reserve
Loan Name                Call Protection(1)   Repayment           Manager   Accounts
======================================================================================
Edens & Avant Pool I     Defeasance(2)        Effective Maturity     Yes       Yes
Edens & Avant Pool II    Defeasance(2)        Effective Maturity     Yes       Yes
Grapevine Mills          Defeasance(3)        Effective Maturity     Yes       Yes
Mall of New Hampshire    Defeasance           Effective Maturity     Yes       Yes
Westside Pavilion        Defeasance           Effective Maturity     Yes       Yes
NorthTown Mall           Defeasance           Effective Maturity     Yes       Yes
Crystal Park IV          Defeasance(4)        Effective Maturity     Yes       Yes

======================================================================================

                                           Cross         Bankruptcy-Remote  Funded
                         Lock Box/     Collaterali-        Borrowing        Tax and
                            Sweep    zation (Pools Only)      Entity        Insurance
Loan Name                  Account                                           Escrow
======================================================================================
Edens & Avant Pool I        Yes (5)         Yes                Yes            Yes
Edens & Avant Pool II       Yes (5)         Yes                Yes            Yes
Grapevine Mills             Yes             N/A                Yes(8)         Yes(9)
Mall of New Hampshire       Yes(7)          N/A                Yes            Yes(10)
Westside Pavilion           Yes (6)         N/A                Yes            Yes(10)
NorthTown Mall              Yes (5)         N/A                Yes            Yes(10)
Crystal Park IV             Yes             N/A                Yes            Yes

================================================================================
Notes:    (1)  Locked out for 24 months  after  securitization  with  defeasance until the Effective Maturity Date except as noted below.
          (2)  Prepayable 60 days prior to the Effective Maturity Date.
          (3)  Prepayable 90 days prior to the Effective  Maturity Date.  Locked out for 36 months after securitization with defeasance until the Effective Maturity Date.
          (4)  Prepayable one month prior to the Effective Maturity Date.
          (5)  Soft  Lock-Box,  Borrower  to deposit  all  amounts  received  in connection with the properties within 1 business day of its receipt thereof.
          (6)  Springing Lock-Box,  based upon a DSCR test, an Event of Default, or on the Effective Maturity Date.
          (7)  Hard  Lock-Box,  but  Borrower  has access to the account  unless certain trigger events occur.
          (8)  Borrowing entity does not have an independent director.
          (9)  Tax escrow only.
          (10) Springing  funding of taxes  and/or  insurance  based upon a DSCR test, an Event of Default, or on the Effective Maturity Date.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet

--------------------------------------------------------------------------------

                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2

                                Property Overview

====================================================================================================================================
                                             Borrowing Entity/                                  Property               Year Built/
Loan Name              Location              Sponsor                                            Type                    Renovated
====================================================================================================================================
Edens & Avant Pool I   Eastern U.S.          State of Michigan Retirement System/Edens & Avant  Anchored Retail          Various
Edens & Avant Pool II  Southeastern U.S.     State of Michigan Retirement System/Edens & Avant  Anchored Retail          Various
Grapevine Mills        Dallas/Ft. Worth, TX  Simon DeBartolo Group/Mills Corporation            Regional "Mills" Mall      1997
Mall of New Hampshire  Manchester, NH        New England Development                            Regional Mall            1977/1996
                                                                                                                           -1998
Westside Pavilion      Los Angeles, CA       The Macerich Company                               Regional Mall              1985
NorthTown Mall         Spokane, WA           JP Realty, Inc.                                    Regional Mall        1955/1961/1983-
                                                                                                                         1984/1993
Crystal Park IV        Arlington, VA         Charles E. Smith                                   Office                     1988

-----------------------------------------------------------------------------------------------------------------
                                              Cut-Off Date
                                                  Loan                          Loan PSF/          Appraised
Loan Name                                        Amount         Square Feet    Per Unit(2)           Value
-----------------------------------------------------------------------------------------------------------------
Edens & Avant Pool I                          $121,983,000        2,100,452     $    58       $  265,582,293(3)
Edens & Avant Pool II                           73,017,000        2,175,884          34          143,567,822(3)
Grapevine Mills                                155,000,000        1,241,769         117          235,000,000
Mall of New Hampshire                          105,000,000          329,913         288          141,000,000
Westside Pavilion                              100,000,000          443,723         225          160,000,000
NorthTown Mall                                  84,426,244          704,949         106          128,000,000(3)
Crystal Park IV                                 67,039,458          466,369         144          107,000,000
                                              ------------        ---------     -------       --------------
Total/Weighted Average                        $706,465,702        7,463,059     $    95       $1,180,150,115
                                              ============        =========     =======       ==============

================================================================================
Notes:    (1)  Square feet represents collateral square feet only.
          (2) Grapevine Mills, Mall of New Hampshire and NorthTown Mall Loan Balances have been reduced by credit enhancements of $10,000,000 (Guarantee), $10,000,000 (Letter of Credit) and $9,500,000 (Letter of Credit) respectively.
          (3)  Based on recent acquisition prices.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet

--------------------------------------------------------------------------------

                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2

                           Geographic Diversification

------------------------------------------------------------------------------------------------------------------------------------
State  Number of    Cut-Off Date   Percentage of   Underwritable  Percentage of  Weighted                 Percentage of   Weighted
       Properties  Allocated Loan   Total Cut-Off    Cash Flow        Total      Average      Appraised       Total        Average
                      Amount       Date Allocated                 Underwritable   DSCR(2)      Value(3)     Appraised      Cut-Off
                                     Loan Amount                   Cash Flow(1)                              Value(3)     Date LTV
------------------------------------------------------------------------------------------------------------------------------------
TX         1        $155,000,000         21.9%       $20,619,033        21.0%       2.17x    $235,000,000      19.9%        61.7%
NH         1         105,000,000         14.9         11,059,670        11.2        1.65      141,000,000      11.9         67.4
CA         1         100,000,000         14.2         12,755,373        13.0        1.95      160,000,000      13.6         62.5
VA         3          84,648,458         12.0         12,871,071        13.1        2.10      143,150,000      12.1         60.2
WA         1          84,426,244         12.0         10,029,449        10.2        1.73      128,000,000      10.8         58.5
MA         5          44,520,000          6.3          7,787,518         7.9        2.78       99,565,306       8.4         45.9
OH         4          34,250,000          4.8          5,991,384         6.1        2.78       78,448,496       6.6         45.9
CT         2          27,452,000          3.9          4,801,924         4.9        2.78       60,048,312       5.1         45.9
MS         8          15,726,000          2.2          2,750,702         2.8        2.78       29,572,853       2.5         50.9
GA         2          14,019,000          2.0          2,452,254         2.5        2.78       27,579,806       2.3         50.9
TN         1          10,934,000          1.5          1,912,644         1.9        2.78       18,100,000       1.5         45.9
SC         4           8,382,000          1.2          1,466,262         1.5        2.78       16,744,909       1.4         50.9
AL         2           7,063,000          1.0          1,235,530         1.3        2.78       12,673,000       1.1         50.9
NC         2           6,136,000          0.9          1,073,229         1.1        2.78       12,032,254       1.0         50.9
FL         1           4,082,000          0.6            714,054         0.7        2.78        8,815,000       0.7         50.9
NY         2           3,086,000          0.4            539,766         0.5        2.78        6,532,097       0.6         45.9
IN         1           1,741,000          0.2            304,605         0.3        2.78        2,888,082       0.2         45.9
          --        ------------        -----        -----------       -----        ----   --------------     -----         ----

Total     41        $706,465,702        100.0%       $98,364,468       100.0%       2.15x  $1,180,150,115     100.0%        58.5%
          ==        ============        =====        ===========       =====        ====   ==============     =====         ====

================================================================================
Notes:    (1)  Numbers may not total 100% due to rounding.
          (2) Based on Underwritable Net Cash Flow and calculated annual debt service adjusted for credit enhancements.
          (3) Grapevine Mills, Mall of New Hampshire and NorthTown Mall Loan Balances have been reduced by credit enhancements of $10,000,000 (Guarantee), $10,000,000 (Letter of Credit) and $9,500,000
               (Letter of Credit) respectively for credit statistic calculations. Values for Edens & Avant Pools I and II and NorthTown Mall are based on recent acquisitions prices.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet

--------------------------------------------------------------------------------

                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2

                          Property Type Diversification
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

================================================================================
       Property Type    Number of   Cut-Off Date    Percentage of  Underwritten
                        Properties   Allocated      Total Cut-Off   Cash Flow
                                    Loan Amount    Date Allocated
                                                     Loan Amount

================================================================================
Regional Mall               3        $289,426,244        41.0%      $33,844,492
Anchored Retail             36        195,000,000        27.6        34,110,063
Regional "Mills" Mall       1         155,000,000        21.9        20,619,033
Office                      1          67,039,458         9.5         9,790,880
                            --       ------------       -----       -----------
Total                       41       $706,465,702       100.0%      $97,924,322
                            ==       ============       =====       ===========

====================================================================
Percentage of  Weighted                                   Weighted
    Total       Average                    Percentage      Average
Underwritten    DSCR(2)                     of Total    Cut-Off Date
Cash Flow(1)                 Appraised     Appraised         LTV
                             Value(3)       Value(3)
====================================================================
     34.4%        1.78x     $429,000,000      36.4%         63.1%
     34.7         2.78       409,150,115      34.7          47.8
     21.0         2.17       235,000,000      19.9          61.7
     10.0         1.92       107,000,000       9.1          62.7
    -----         ----    --------------     -----          ----
    100.0%        2.15x   $1,180,150,115     100.0%         58.5%
    =====         ====    ==============     =====          ====

================================================================================
Notes:    (1)  Numbers may not total 100% due to rounding.
          (2) Based on Underwritable Net Cash Flow and calculated annual debt service adjusted for credit enhancements.
          (3) Grapevine Mills, Mall of New Hampshire and NorthTown Mall Loan Balances have been reduced by credit enhancements of $10,000,000 (Guarantee), $10,000,000 (Letter of Credit) and $9,500,000
               (Letter of Credit) respectively for credit statistic calculations. Values for Edens & Avant Pools I and II and NorthTown Mall are based on recent acquisitions prices.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]     Preliminary Collateral Term Sheet:
                              Edens & Avant Pool I

--------------------------------------------------------------------------------

================================================================================
                                Loan Information
================================================================================

                             Original                    Cut-Off Date

Principal Balance:           $121,983,000                $121,983,000

Origination Date:            Estimated to be September 18, 1998

Interest Rate:               6.20%

Amortization:                Interest only until Effective Maturity Date

Hyperamortization:           After the  Effective  Maturity  Date,  the interest
                             rate  increases to the greater of 8.20% or the then
                             current U.S.  Treasury  rate plus 2.0%.  All excess
                             cash  flow  is  used  to  reduce  the   outstanding
                             principal  balance;   the  additional  2%  interest
                             accrues interest at the increased rate and is deferred until the principal balance is zero.

Effective Maturity Date:     October 1, 2008

Maturity Date:               October  1, 2028

Borrower/Sponsor:            A single purpose,  bankruptcy-remote  entity wholly
                             owned by the State of Michigan Retirement System and Edens & Avant, Inc. principals and family members.

Call Protection:             2-year lockout from the date of securitization with
                             U.S.   Treasury   defeasance    thereafter.    Loan
                             prepayable at par beginning 60 days prior to the Effective Maturity Date.

Removal of
Property Manager:            Management  may be  terminated  (i) if the DSCR for
                             the loan falls below 1.25x, (ii) for cause, (iii) upon an event of default or (iv) six months after the Effective Maturity Date.

Up Front Reserves:           2 months of all  required  escrows  to be funded at
                             closing  for  the  term  of  the  loan.   Immediate
                             deferred maintenance escrow TBD.

General Monthly Reserves:
                             1/12  of  annual   Property  Taxes  and  Insurance,
                             Capital Reserves of $.20 psf per annum.

Collection Account:          Soft  Lock-Box-  Borrower  to deposit  all  amounts
                             received in connection with the properties within 1 business day of its receipt thereof. Springs to Hard Lock-Box if DSCR drops to 1.25x.

Cross-Collateralization/
Default:                     Cross-collateralized and cross-defaulted.

Mezzanine Loans:             N/A

================================================================================
                              Property Information
================================================================================

Single Asset/Portfolio:      Portfolio

Property Type:               Anchored Retail

Location:                    State                Percent
                             -----                -------

                             Massachusetts          36.5%
                             Ohio                   28.1
                             Connecticut            22.5
                             Other States           13.2

Year Built/Renovated:        Between 1955 and 1997

The Collateral:              15  anchored-retail  shopping  centers with a total
                             GLA of 2,100,452 s.f.

Property  Management:        Edens & Avant, Inc./Samuels

Percent of Pool Leased as
of July, 1998:               97%

1997 Net Operating Income:   $21,363,296

Underwritable Net Cash
Flow:                        $21,337,843

Recent Purchase Price:       $265,582,293

Market Study Performed
By(1):                       Cushman & Wakefield

Market Study Date:           August, 1998
                             Cut-Off Date                EMD(2)

Loan/SF:                        $58                         $58

LTV(3):                         45.9%                       45.9%

DSCR(4):                        2.78x                       2.78x

                                1996                        1997

Sales PSF(5):                   $357                        $363

Notes:    (1)  One property had an appraisal  performed by O. Marshall  Dodds in
               June, 1998.
          (2)  Effective Maturity Date
          (3)  Value based on recent purchase price
          (4)  Based on Underwritable Net Cash Flow and Actual Debt Service
          (5)  Available Comparable Store Sales

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet:
                              Edens & Avant Pool I

--------------------------------------------------------------------------------

                             Property Summary Table

================================================================================

                                            Allocated
                                              Loan                   Year Built/
   Property Name          Location           Amount          SF       Renovated

================================================================================
Fairlawn Town        Fairlawn, OH          $17,665,000      353,191  1970/94/96
Center
Bishops Corner       West Hartford, CT      15,816,000      123,796     1990

South Bay Center     Boston, MA             13,534,000      121,540     1994
Brookside/Brookway   Bridgeport, CT         11,636,000      158,990     1957
Shopping Center
Winchester Court     Memphis, TN            10,934,000      244,992     1987
Shopping Center
Middlesex Mall       Burlington, MA          9,362,000      222,218   1974/1991
Westown Square       Cleveland, OH           9,360,000      169,059     1987
Burlington           Burlington, MA          8,631,000      190,300   1974/1997
Crossroads
Shrewsbury           Shrewsbury, MA          7,472,000       74,215     1993
Crossing Shopping
Center
Buckeye Plaza        Cleveland, OH           5,963,000      117,281     1989
Acton Plaza          Acton, MA               5,521,000      136,233   1972/1994
Eastchester Plaza    Eastchester, NY         2,177,000       23,375   1955/1987
Elkhart Plaza        Elkhart, IN             1,741,000       97,560   1972/1992

Columbia-Detroit     West Lake, OH           1,262,000       49,602   1979/1995
Center at Patchogue  Patchogue, NY             909,000       18,100     1991
                                          ------------    ---------

Totals                                    $121,983,000    2,100,452
                                          ============    =========

=======================================================================================================================
                                                     Annualized     Annualized
                        Occupancy                     Base Rent     Base Rent            Primary Tenants with
                       as of July,                   as of July,    PSF as of            15,000 SF or greater
   Property Name           1998           UCF           1998          July,                as of July, 1998
                                                                     1998(6)
=======================================================================================================================
Fairlawn Town             91.2%         $3,090,396   $3,481,781     $ 10.81      (1)
Center
Bishops Corner           100.0           2,766,516    2,817,788       22.76      Adams/Bozzuto's (2011) and Marshalls
                                                                                 (2006)
South Bay Center         100.0           2,367,435    2,376,885       19.56      (2)
Brookside/Brookway        94.8           2,035,408    2,235,660       14.83      Stop & Shop (2013), Staples (2003)
Shopping Center                                                                  and Marshalls (2008)
Winchester Court          97.4           1,912,644    2,029,331        8.50      (3)
Shopping Center
Middlesex Mall            97.7           1,637,585    1,826,937        8.41      (4)
Westown Square            99.4           1,637,208    1,813,573       10.79      Finast (2012)
Burlington               100.0           1,509,724    1,758,979        9.24      Marshalls (2008), Michael's (2008)
Crossroads                                                                       and Service Merchandise (2004)
Shrewsbury               100.0           1,306,974    1,304,816       17.58      Stop & Shop (2012)
Crossing Shopping
Center
Buckeye Plaza             96.7           1,043,009    1,083,658        9.56      Finast (2010)
Acton Plaza               99.2             965,800    1,118,700        8.28      Ames (2003) and Roche Bros. (2015)
Eastchester Plaza         92.3             380,790      382,579       17.73      Thriftway (2001)
Elkhart Plaza            100.0             304,605      279,513        2.87      Fleet Supply of Elkhart (2000) and
                                                                                 Martin's Supermarkets (2000)
Columbia-Detroit         100.0             220,771      240,916        4.86      Finast (2003)
Center at Patchogue      100.0             158,976      205,000       11.33      (5)

Totals                    97.2%        $21,337,843  $22,956,115     $ 11.24(6)
                         ======        ===========  ===========     ==========

================================================================================
Notes: Major tenants and lease expirations:
          (1) US Post Office (1999), Courtyard (2003), Marc's (2006), Giant Eagle (2022) and Circuit City (2017)
          (2) Marshalls (2014), Office Max (2010), Stop & Shop (2018), Toys R Us, K-Mart and Home Depot are shadow anchors.
          (3)  Seessel's,  Inc.  (2002),  Rite Aid  (2007),  Samuel's  Furniture
               (2002),  Decor 8 (2002)  Stein  Mart  (2002) and Malco 8 Theatres
               (2009)
          (4)  Demoulas  Market Basket (2000),  Caldor (2000),  Linens n' Things
               (2017), Loehmann's (2001) and Joann Fabric Shop (2003)
          (5)  Blockbuster (6,000 s.f. expires 2001)
          (6) Annualized base rent per square foot excludes vacant square footage.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]       Preliminary Collateral Term Sheet:
                              Edens & Avant Pool I

--------------------------------------------------------------------------------

              Ten Largest Tenants Based on Annualized Base Rent(1)

====================================================================================================================================
                                                                                   % of                 % of Total   Annualized Base
          Tenant or Tenant                                      No. of    Tenant   Total   Annualized    Annualized         Rent
           Parent Company                   Store Name          Stores     GLA     GLA(1)   Base Rent    Base Rent         per SF
====================================================================================================================================
Royal Ahold NV                        Stop & Shop                  6      349,144   16.6%   $4,446,285     19.4%           $12.73
                                      Bi-Lo
                                      Finast

The TJX Companies                     Marshalls                    4      128,224    6.1     2,162,468      9.4             16.86

Intercontinental Holding Company      Adams Super Foods Store      1       59,016    2.8     1,386,876      6.0             23.50

Giant Eagle Inc.                      Giant Eagle                  1       78,181    3.7       840,446      3.7             10.75

Linens n' Things Inc.                 Linens n' Things             1       38,100    1.8       762,000      3.3             20.00

Circuit City Stores, Inc.             Circuit City                 1       39,840    1.9       496,431      2.2             12.46

Blockbuster Entertainment Group       Blockbuster Video            4       24,614    1.2       456,391      2.0             18.54

Office Max Inc.                       Office Max                   1       23,400    1.1       427,050      1.9             18.25

Staples, Inc.                         Staples                      1       25,200    1.2       403,200      1.8             16.00

CVS Corporation                       CVS                          5       43,408    2.1       395,591      1.7              9.11
                                                                  --      -------   ----   -----------     ----            ------
     Total/Weighted Average (10 Largest)                          25      809,127   38.5%  $11,776,738     51.3%           $14.55

Other Major Tenants (greater than                                 57      976,107   46.5     7,305,796     31.3              7.48
5,000 square feet)

Remaining Tenants                                                126      257,161   12.2     3,873,581     16.9             15.06

Vacant Space                                                      47       58,057    2.8             0      0.0              0.00
                                                                 ---    ---------  -----   -----------    -----            ------
     Total/Weighted Average                                      255    2,100,452  100.0%  $22,956,115    100.0%           $11.24(2)
                                                                 ===    =========  =====   ===========    =====            ======

================================================================================
Note:     (1   Data based on the July, 1998 Rent Roll.
          (2)  Total  annual base rent per square foot  excludes  vacant  square footage.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]       Preliminary Collateral Term Sheet
                              Edens & Avant Pool I

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Lease Expiration Schedule(1)
--------------------------------------------------------------------------------

====================================================================================================================================
                                                                                                      Percent of       Cumulative
                   Number of                                                          Annual            Total          Percent of
                    Leases      Expiring  Percent of  Cumulative    Annualized   Base Rent Per SF  Annualized Base  Total Annualized
  Year Expiration  Expiring        SF      Total SF     % of SF     Base Rent                            Rent          Base Rent
====================================================================================================================================
Vacant                47        58,057       2.8%         2.8%     $         -              -               0.0%          0.0%

M-T-M                 10        18,485       0.9          3.6%         317,610      $   17.29               1.4           1.4%
1998                  10        19,471       0.9          4.6%         264,127          13.57               1.2           2.5%
1999                  23        86,565       4.1          8.7%         675,409           7.80               2.9           5.5%
2000                  30       260,324      12.4         21.1%       1,541,404           5.92               6.7          12.2%
2001                  24        91,993       4.4         25.5%       1,250,258          13.59               5.4          17.6%
2002                  27       220,737      10.5         36.0%       1,867,044           8.46               8.1          25.8%
2003                  30       281,915      13.4         49.4%       2,514,765           8.92              11.0          36.7%
2004                   8       112,192       5.3         54.7%         697,104           6.21               3.0          39.8%
2005                   6        32,420       1.5         56.3%         465,480          14.36               2.0          41.8%
2006                  10       124,952       5.9         62.2%       1,926,121          15.41               8.4          50.2%
2007                   8        65,906       3.1         65.4%         721,176          10.94               3.1          53.2%
2008                   6        90,247       4.3         69.7%       1,187,361          13.16               5.2          58.5%
Thereafter            16       637,188      30.3        100.0%       9,526,255          14.95              41.5         100.0%
                     ---     ---------     -----                   -----------      ---------             -----

Total                255     2,100,452     100.0%                  $22,956,115      $   11.24(2)          100.0%
                     ===     =========     =====                   ===========      =========             =====

--------------------------------------------------------------------------------
Notes:    (1)  Data based on the July, 1998 Rent Roll.
          (2) Total annual base rent per square foot excludes vacant square footage.

               Largest Tenants (Over $12MM in 1997 Sales) Based on
             Available Comparable Store 1996 and 1997 Sales History

--------------------------------------------------------------------------------------------------------
                                                          Annual 1996 Sales         Annual 1997 Sales
                                                      -------------------------  ----------------------
                                  No. of     Square
                                  Stores      Feet
          Store Name                                  Total (000s)    Per SF     Total (000s)    Per SF
--------------------------------------------------------------------------------------------------------
Stop and Shop                       3      183,444     $111,198         $606       $106,217        $579
Finast                              2       95,500       38,725          405         35,282         369
Marshalls                           4      128,224       29,385          229         34,891         272
Roche Bros.                         1       26,943       28,709        1,066         33,315       1,236
Marc's                              1       36,396       14,243          391         16,865         463
CVS                                 4       36,820       16,858          458         16,181         439
                                   --      -------      -------         ----       --------        ----
Total Largest Tenants              15      507,327      239,118         $471       $242,751        $478
Other Comparable Stores            50      313,662       53,580          171         55,654         177
                                   --      -------      -------         ----       --------        ----
Grand Total                        65      820,989     $292,698         $357       $298,405        $363
                                   ==      =======     ========         ====       ========        ====

================================================================================

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet:
                              Edens & Avant Pool II

--------------------------------------------------------------------------------

================================================================================
                                Loan Information
================================================================================

                             Original                    Cut-Off Date

Principal Balance:           $73,017,000                 $73,017,000

Origination Date:            Estimated to be September 18, 1998

Interest Rate:               6.20%

Amortization:                Interest only until Effective Maturity Date

Hyperamortization:           After the  Effective  Maturity  Date,  the interest
                             rate  increases to the greater of 8.20% or the then
                             current U.S.  Treasury  rate plus 2.0%.  All excess
                             cash  flow  is  used  to  reduce  the   outstanding
                             principal  balance;   the  additional  2%  interest
                             accrues interest at the increased rate and is deferred until the principal balance is zero.

Effective Maturity Date:     October 1, 2008

Maturity Date:               October  1, 2028

Borrower/Sponsor:            A single purpose,  bankruptcy-remote  entity wholly
                             owned by the State of Michigan Retirement System and Edens & Avant, Inc. principals and family members.

Call Protection:             2-year lockout from the date of securitization with
                             U.S.   Treasury   defeasance    thereafter.    Loan
                             prepayable at par beginning 60 days prior to the Effective Maturity Date.

Removal of
Property Manager:            Management  may be terminated (i) if the DSCR falls
                             below 1.25x, (ii) for cause, (iii) upon Event of Default or (iv) six months after the Effective
                             Maturity Date.

Up Front Reserves:           2 months of all  required  escrows  to be funded at
                             closing  for  the  term  of  the  loan.   Immediate
                             deferred maintenance escrow TBD.

General Monthly Reserves:    1/12  of  annual   Property  Taxes  and  Insurance,
                             Capital Reserves of $.20 psf per annum.

Collection Account:          Soft  Lock-Box-  Borrower  to deposit  all  amounts
                             received in connection with the properties within 1 business day of its receipt thereof. Springs to Hard Lock-Box if DSCR drops to 1.25x.

Cross-Collateralization/
Default:                     Cross-collateralized and cross-defaulted.

Mezzanine Loans:             N/A

================================================================================
                              Property Information
================================================================================

Single Asset/Portfolio:      Portfolio

Property Type:               Anchored Retail

Location:                    State               Percent
                             -----               -------

                             Virginia            24.1%
                             Mississippi         21.5
                             Georgia             19.2
                             South Carolina      11.5
                             Other States        23.7

Year Built/Renovated:        Between 1973 and 1997

The Collateral:              21  anchored-retail  shopping  centers with a total
                             GLA of 2,175,884 s.f.

Property Management:         Edens & Avant, Inc.

Percent of Pool Leased as
of July, 1998:               96%

1997 Net Operating Income:   $13,126,427

Underwritable Net Cash
Flow:                        $12,772,219

Recent Purchase Price:       $143,567,822

Market Study Performed
By(1):                       Cushman & Wakefield

Market Study Date:           August, 1998

                             Cut-Off Date                EMD(2)

Loan/SF:                        $34                         $34

LTV(3):                         50.9%                       50.9%

DSCR(4):                        2.78x                       2.78x

                                1996                        1997

Sales PSF(5):                   $293                        $290

Notes:    (1)  Four  properties  had  appraisals  performed by O. Marshall Dodds from March through June, 1998.
          (2)  Effective Maturity Date
          (3)  Value based on recent purchase price
          (4)  Based on Underwritable Net Cash Flow and Actual Debt Service
          (5)  Available Comparable Store Sales

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet:
                              Edens & Avant Pool II

--------------------------------------------------------------------------------

                            Property Summary Table(1)

======================================================================================

                                            Allocated
                                              Loan                    Year Built/
    Property Name           Location         Amount          SF        Renovated
======================================================================================
Promenade at Manassas   Manassas, VA       $12,946,000      303,643       1993
Marrietta Trade Center  Marrietta, GA       11,187,000      305,555       1988

Fulton Crossing         Corinth, MS          5,073,000      179,905     1992/95
Shopping Center
Cypress Point           Virginia Beach,      4,663,000      118,002       1990
Shopping Center         VA
Rio Pinar Plaza         Orlando, FL          4,082,000      113,620     1984/86
Baldwin Square          Fairhope, AL         4,027,000      139,144    1979/1997
Shopping Center
Mountain Island         Charlotte, NC        3,524,000       73,230       1995
Market Place
Butler Square           Mauldin, SC          3,244,000       80,285       1987
Shields Plaza           Huntsville, AL       3,036,000       79,240     1996/97
Plantation Pointe       Smyrna, GA           2,832,000       63,200       1988
Shopping Center
Kenilworth Commons      Charlotte, NC        2,612,000       38,117       1988
Ellis Isle Shopping     Jackson, MS          2,536,000      238,091       1973
Center
Landing Station         Lake Wylie, SC       2,495,000       58,400       1997
Shopping Center
Old Canton Road         Jackson, MS          1,838,000       57,276    1984/1992
Shopping Center
Reservoir Square        Brandon, MS          1,711,000       57,238   1979/1987/92
Shopping Center
Magee Shopping Center   Magee, MS            1,513,000       93,456    1979/1987
English Village         Jackson, MS          1,505,000       33,472    1973/1989
Shopping Center
Gateway Plaza           Conway, SC           1,465,000       28,150       1997
Midway Plaza Shopping   Winnsboro, SC        1,178,000       25,860       1997
Center
Daniel Lake Shopping    Jackson, MS            785,000       45,000       1978
Center
Village Square
Shopping Center         Brookhaven, MS         765,000       45,000       1977
                                           -----------    ---------

 Totals                                    $73,017,000    2,175,884
                                           ===========    =========

==========================================================================================================================
                                                       Annualized     Annualized
                          Occupancy                     Base Rent      Base Rent             Primary Tenants with
                         as of July,                   as of July,     PSF as of             15,000 SF or greater
    Property Name            1998           UCF           1998       July, 1998(2)             as of July, 1998
==========================================================================================================================
Promenade at Manassas        97.5%       $2,264,551     $2,585,897    $   8.73       WalMart (2012) and Home Depot (2015)
Marrietta Trade Center      100.0         1,956,808      2,529,669        8.28       Cub Foods (2008) and WalMart (2008)
                                                                                     (dark)
Fulton Crossing             100.0           887,331      1,023,989        5.69       K-Mart (2017) and Kroger (2012)
Shopping Center
Cypress Point                89.9           815,640        934,757        8.81       Farm Fresh Store (2015)
Shopping Center
Rio Pinar Plaza              92.8           714,054        900,036        8.54       Publix Supermarkets (2004)
Baldwin Square               67.3           704,503        761,430        8.13       Winn-Dixie (2016)
Shopping Center
Mountain Island             100.0           616,357        670,050        9.15       Harris Teeter (2015)
Market Place
Butler Square               100.0           567,447        674,844        8.41       Bi-Lo (2007)
Shields Plaza               100.0           531,027        599,439        7.56       Winn-Dixie (2016)
Plantation Pointe            96.3           495,446        554,244        9.10       Winn-Dixie (2008)
Shopping Center
Kenilworth Commons          100.0           456,872        489,798       12.85       Harris Teeter (2008)
Ellis Isle Shopping         100.0           443,601        664,462        2.79       Sack `N Save (2005) and WalMart
Center                                                                               (2004) (dark)
Landing Station              95.9           436,482        470,700        8.41       Winn-Dixie (2017)
Shopping Center
Old Canton Road             100.0           321,480        348,967        6.09       Jitney Jungle (2009)
Shopping Center
Reservoir Square            100.0           299,377        400,794        7.00       Jitney Jungle (2007)
Shopping Center
Magee Shopping Center        91.4           264,674        398,981        4.67       Jitney Jungle (2007)
English Village             100.0           263,218        289,000        8.63       Jitney Jungle (2013)
Shopping Center
Gateway Plaza               100.0           256,285        313,875       11.15       (3)
Midway Plaza Shopping       100.0           206,048        258,240        9.99       (3)
Center
Daniel Lake Shopping        100.0           137,253        184,500        4.10       Jitney Jungle (2003)
Center
Village Square
Shopping Center             100.0           133,768        150,000        3.33       Sack `N Save (2002)
                            -----       -----------    -----------    --------

 Totals                      96.1%      $12,772,219    $15,203,673    $   7.27
                            =====       ===========    ===========    ========

================================================================================
Notes:    (1)  Based on the July, 1998 Rent Roll.
          (2) Annualized base rent per square foot excludes vacant square footage.
          (3)  Anchored by Wal-Mart which is not part of collateral.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]       Preliminary Collateral Term Sheet
                              Edens & Avant Pool II

--------------------------------------------------------------------------------

              Ten Largest Tenants Based on Annualized Base Rent(1)

====================================================================================================================================
                                                                               % of                     % of Total
         Tenant or Tenant                               No. of       Tenant     Total      Annualized    Annualized  Annualized Base
          Parent Company               Store Name       Stores      GLA (SF)     GLA       Base Rent      Base Rent    Rent Per SF
====================================================================================================================================
Jitney-Jungle Stores of America,     Jitney Jungle         9        355,438    16.3%     $1,636,235        10.8%         $4.60
Inc.                                 Sack `N Save

Wal-Mart Stores, Inc.                WalMart               3        303,598    14.0       1,478,795         9.7           4.87

Winn-Dixie Stores, Inc.              Winn-Dixie            4        183,282     8.4       1,452,749         9.6           7.93

The Home Depot, Inc.                 Home Depot            1        107,400     4.9         843,090         5.5           7.85

Ruddick Corporation                  Harris Teeter         2         76,627     3.5         695,212         4.6           9.07

Supervalu, Inc.                      Cub Foods             1         76,564     3.5         556,921         3.7           7.27

K-Mart Corporation                   K-Mart                1        107,806     5.0         545,498         3.6           5.06

Farm Fresh, Inc.                     Farm Fresh            1         53,231     2.4         371,020         2.4           6.97

Royal Ahold NV                       Bi-Lo                 1         38,654     1.8         302,661         2.0           7.83

The Kroger Co.                       Kroger                1         45,674     2.1         240,000         1.6           5.25
                                                          --      ---------    ----      ----------        ----          -----
     Total/Weighted Average (10 Largest)                  24      1,348,274    62.0%     $8,122,182        53.4%         $6.02

Other Major Tenants (greater than                         35        338,378    15.6       2,386,423        15.7           7.05
5,000 square feet)

Remaining Tenants                                        207        403,334    18.5       4,695,069        30.9          11.64

Vacant Space                                              31         85,898     3.9               0         0.0           0.00
                                                         ---      ---------    ----     -----------       -----          -----

     Total/Weighted Average                              297      2,175,884   100.0%    $15,203,673       100.0%         $7.27(2)
                                                         ===      =========   =====     ===========       =====          =====


================================================================================
Note:     (1)  Data based on the July, 1998 Rent Roll.
          (2) Total annual base rent per square foot excludes vacant square footage.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]       Preliminary Collateral Term Sheet
                              Edens & Avant Pool II

--------------------------------------------------------------------------------

                          Lease Expiration Schedule(1)

====================================================================================================================================
                                                                                                                         Cumulative
                    Number of                                                              Annual         Percent of     Percent of
                     Leases       Expiring  Percent of  Cumulative       Annualized   Base Rent Per SF  Annualized Base  Annualized
  Year Expiration   Expiring         SF      Total SF     % of SF        Base Rent                           Rent        Base Rent
====================================================================================================================================
      Vacant           31         85,898         3.9%       3.9%      $         -      $      -               0.0%            0.0%
       M-T-M            7         10,371         0.5        4.4%          117,369         11.34               0.8             0.8%
        1998           15         23,819         1.1        5.5%          338,592         14.22               2.2             3.0%
        1999           50        146,163         6.7       12.2%        1,317,075          9.01               8.7            11.7%
        2000           46        134,853         6.2       18.4%        1,246,098          9.24               8.2            19.9%
        2001           49        126,293         5.8       24.2%        1,244,904          9.86               8.2            28.0%
        2002           25         94,461         4.3       28.6%          702,153          7.43               4.6            32.7%
        2003           33        132,716         6.1       34.7%        1,146,576          8.64               7.5            40.2%
        2004            6        172,451         7.9       42.6%          688,756          3.99               4.5            44.7%
        2005            4        134,500         6.2       48.8%          436,660          3.25               2.9            47.6%
        2006            1          5,000         0.2       49.0%           55,000         11.00               0.4            48.0%
        2007            8        120,273         5.5       54.5%          833,374          6.93               5.5            53.5%
        2008            8        252,708        11.6       66.2%        1,867,919          7.39              12.3            65.7%
  Thereafter           14        736,378        33.8      100.0%        5,208,929          7.07              34.3           100.0%
                      ---      ---------       -----                  -----------      ----------           -----
       Total          297      2,175,884       100.0%                 $15,203,673      $   7.27(2)          100.0%
                      ===      =========       =====                  ===========      ==========           =====

================================================================================
Notes:    (1)  Data based on the July, 1998 Rent Roll.
          (2)  Total  annual base rent per square foot  excludes  vacant  square footage and rent.

              Largest Tenants (Over $11 MM in 1997 Sales) Based on
             Available Comparable Store 1996 and 1997 Sales History

=============================================================================================================
     Store Name                   No. of     Square         Annual 1996 Sales            Annual 1997 Sales
                                                       -------------------------     ------------------------
                                  Stores      Feet
                                                       Total (000s)      Per SF      Total (000s)     Per SF
=============================================================================================================
Jitney Jungle                       5        177,938      $65,232           $367        $59,919        $337
Sack `N Save                        2        165,000       51,907            315         50,972         309
WalMart                             1        116,085       45,244            390         47,004         405
Home Depot                          1        107,400       31,297            291         30,621         285
Bi Lo                               1         38,654       14,335            371         16,358         423
Harris Teeter                       1         26,000       14,956            575         15,113         581
                                   --        -------     --------           ----       --------        ----
Total Largest Tenants              11        631,077      222,970           $353       $219,986        $349
Other Comparable Stores            28        292,894       48,119            164         47,924         163
                                   --        -------     --------           ----       --------        ----
Grand Total                        39        923,971     $271,089           $293       $267,911        $290
                                   ==        =======     ========           ====       ========        ====

================================================================================

--------------------------------------------------------------------------------

                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]                Grapevine Mills

--------------------------------------------------------------------------------

================================================================================
                                Loan Information
================================================================================

                             Original                    Cut-Off Date

Principal Balance:           $155,000,000                $155,000,000

Origination Date:            August 13, 1998

Interest Rate:               6.47%

Amortization:                Interest only until September 1, 2002; 360 months
                             thereafter (beginning October 1, 2002).

Hyperamortization:           After the Effective Maturity Date, the interest
                             rate increases to the greater of 8.47% or the then current U.S. Treasury rate plus 2.0%. All excess cash flow is used to reduce the outstanding principal balance; the additional 2% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

Effective Maturity Date:     October 1, 2008

Maturity Date:               September 1, 2032

Borrower/Sponsor:            A  single-purpose  entity  controlled  by the Mills
                             Corporation  (37.5%) and the Simon  DeBartolo Group
                             (37.5%).   Borrowing   entity   does  not  have  an
                             independent director on its board.

Call Protection:             3-year lockout from the closing date with U.S.
                             Treasury defeasance thereafter. Loan prepayable at par beginning 90 days prior to the Effective
                             Maturity Date.

Removal of
Property Manager:            Management may be terminated (i) if the DSCR for
                             the loan falls below 1.15x, (ii) for cause, or
                             (iii) upon an Event of Default, or (iv) after the Effective Maturity Date.

Up Front Reserves:           Simon DeBartolo Group L.P. and The Mills Limited
                             Partnership have guaranteed $10,000,000 of the loan amount ($5 MM each) until the time the property NOI provides a 1.50x DSCR using a 9.0% constant on a trailing 12 month basis.

General Monthly Reserves:    1/12 of annual Property Taxes, Tenant Rollover
                             Reserve of  $16,667  ($200,000  annually),  Capital
                             Reserves of $0.15 psf per annum  beginning  in year
                             6.

Collection Account:          Hard Lock-Box

Cross-Collateralization/
Default:                     N/A

Mezzanine Loans:             N/A

================================================================================
                              Property Information
================================================================================

Single Asset/Portfolio:      Single Asset

Property Type:               Regional "Mills" Mall

Location:                    Dallas/Ft. Worth,  Texas

Year Built/Renovated:        1997

The Collateral:              Single-level, four-anchor regional "Mills" mall
                             with a total GLA of 1,241,769 s.f., anchor space of 315,702 s.f., major space (mini-anchor) of 382,968 s.f., and mall store space of 543,099 s.f.
                             Collateral consists of anchor, major and mall store space for a total of 1,241,769 s.f.

                             Anchors   include   JC  Penney   (106,207   s.f.),
                             Burlington Coat Factory  (100,102  s.f.),  and AMC
                             Cinemas (109,393 s.f.).
Property
Management:                  The Mills Corporation

Percent of Mall Store Space
Leased as of June 30, 1998:  91%

Comparable Store Average
Occupancy Cost as of June
30, 1998:                    11.7%

1998 Budgeted Net Operating
Income(1):                   $21,426,109

Underwritable Net Cash Flow: $20,619,033

Appraised Value:             $235,000,000

Appraised By:                Cushman & Wakefield

Appraisal Date:              July 18, 1998

                             Cut-Off Date               EMD(2)

Loan/SF(3):                     $117                        $108

LTV(3):                         61.7%                       56.9%

DSCR(3) (4):                    2.17x                       2.35x

Notes:    (1)  Grapevine Mills opened in October, 1997.
          (2)  Effective Maturity Date
          (3) Loan Amount used for calculations is net of the $10,000,000 guarantee
          (4)  Based on Underwritable Net Cash Flow and Actual Debt Service

--------------------------------------------------------------------------------

                       Preliminary Collateral Term Sheet:
[GRAPHIC OMITTED]                Grapevine Mills

--------------------------------------------------------------------------------


            Ten Largest Mall Store Tenants and Anchor Leases Based on
                    Annualized Base Rent By Parent Company(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 % of Total                % of Total   Annualized
          Tenant or Tenant                                             Tenant        GLA      Annualized   Annualized  Base Rent per
           Parent Company                    Store Name                  GLA                  Base Rent     Base Rent       SF
------------------------------------------------------------------------------------------------------------------------------------
Host Marriott Services          Host Marriott-Food Court Master Lease    33,903       2.7%     $1,158,890       5.8%       $34.18
                                      Subleased to:
                                      -------------
                                      Chili's Too
                                      Dick Clark's American
                                  Bandstand Grill
                                      Cold Stone Creamery
                                      Starbucks Coffee
                                      Corner Bakery

Sega Inc.                       Sega Gameworks                           32,223       2.6         594,244       3.0         18.44

Sports Authority, Inc.          Sports Authority                         48,723       3.9         582,000       2.9         11.95

Rainforest Cafe                 Rainforest Cafe                          22,602       1.8         565,050       2.8         25.00

Just For Feet                   Just For Feet                            19,920       1.6         517,290       2.6         25.97

Off Rodeo Drive, Beverly Hills  Off Rodeo Drive, Beverly Hills           24,203       1.9         508,473       2.5         21.01

Virgin, Inc.                    Virgin Megastores                        27,490       2.2         453,585       2.3         16.50

The Gap, Inc.                   Gap Outlet                               33,098       2.7         397,176       2.0         12.00
                                Old Navy

Bed Bath & Beyond, Inc.         Bed Bath & Beyond                        40,340       3.2         373,145       1.9          9.25

Group USA                       Group USA                                23,257       1.9         325,598       1.6         14.00
                                                                      ---------     -----     -----------     -----        ------

Total/Weighted Average (10 Largest)                                     305,759      24.6%     $5,475,451      27.2%       $17.91

Remaining Mall Stores                                                   571,398      46.0      10,984,740      54.6         19.22

Vacant Space                                                             48,910       3.9              --       0.0          0.0
                                                                      ---------     -----     -----------     -----        ------

Total (excluding anchors)                                               926,067      74.6%    $16,460,191      81.8%       $18.77(2)
                                                                      =========     =====     ===========     =====        ======

Burlington Coat Factory, Inc.      Burlington Coat Factory              100,102       8.1         500,510       2.5          5.00

AMC Inc.                           American Multi-Cinema                109,393       8.8       2,625,432      13.1         24.00

J.C. Penney, Co., Inc.             JCPenney                             106,207       8.0         528,410       2.6          4.98
                                                                      ---------     -----     -----------     -----        ------

Total (including anchors)                                             1,241,769     100.0%    $20,114,543     100.0%       $16.88(2)
                                                                      =========     =====     ===========     =====        ======

================================================================================
Notes:    (1)  Based on the June 30, 1998 rent roll.
          (2) Total annual base rent per square foot excludes vacant square footage.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet:
                                 Grapevine Mills

--------------------------------------------------------------------------------


                                                     Credit Rating of                                        Operating
                                                    Parent Company(1)           Anchor-Owned/      Lease      Covenant       REA
           Anchors               Parent Company       (S&P/Moody's)       GLA     Collateral    Expiration   Expiration  Termination
====================================================================================================================================
Burlington Coat Factory   Burlington Coat Factory,        - / -        100,102   Anchor-owned    1/31/13      10/29/00       N/A
                          Inc.

JCPenney                  J.C. Penney Co., Inc.            A/A2        106,207   Anchor-owned    10/31/02          N/A       N/A

American Multi-Cinema     AMC Inc.                        BB-/ -       109,393   Anchor-owned    12/31/17     12/18/07       N/A

================================================================================
Note:   (1)   Ratings as of August 1, 1998

                     Mall Store Lease Expiration Schedule(1)

====================================================================================================================================
                                                                                                    Percent of  Cumulative Percent
                     Number of                                                        Annualized      Total             of
                      Leases      Expiring   Percent of  Cumulative      Annualized  Base Rent Per  Annualized   Total Annualized
Year Expiration      Expiring        SF       Total SF    % of SF         Base Rent       SF        Base Rent        Base Rent
====================================================================================================================================
    Vacant               27         49,810      4.0%         4.0%       $         -      $    -          0.0%          0.0%
     1998                 2          2,836      0.2          4.2%            82,426       29.06          0.4           0.4%
     1999                 2          7,979      0.6          4.9%           135,901       17.03          0.7           1.1%
     2000                 9         17,277      1.4          6.3%           473,076       27.38          2.4           3.4%
     2001                 9         23,213      1.9          8.1%           526,817       22.69          2.6           6.1%
     2002                59        213,097     17.2         25.3%         4,504,632       21.14         22.4          28.5%
     2003                14         40,189      3.2         28.5%           932,736       23.21          4.6          33.1%
     2004                 4         10,802      0.9         29.4%           288,178       26.68          1.4          34.5%
     2005                 4         25,336      2.0         31.5%           498,203       19.66          2.5          37.0%
     2006                 1          7,514      0.6         32.1%           127,738       17.00          0.6          37.6%
     2007                32        238,482     19.2         51.3%         4,637,730       19.45         23.1          60.7%
     2008                16        155,213     12.5         63.8%         2,439,501       15.72         12.1          72.8%
  Thereafter             12        450,021     36.2        100.0%         5,467,605       12.15         27.2         100.0%
                        ---      ---------    -----                     -----------      --------      -----

     Total              191      1,241,769    100.0%                    $20,114,543      $16.88(2)     100.0%
                        ===      =========    =====                     ===========      ========      =====

================================================================================
Notes:  (1)   Data based on the June 30, 1998 Rent Roll.
        (2)   Total annual rent per square foot excludes vacant square feet.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet:
                                 Grapevine Mills

--------------------------------------------------------------------------------

                                Sales Analysis(1)

================================================================================
                                                       Projected 1998 Sales
                                                       --------------------
                                           Square      Total
                                          Footage      000s)       Per SF
                                          -------      -----       ------

Anchor Stores
-------------
   American Multi-Cinema                  109,393       $13,750    $125.69
   Burlington Coat Factory                100,102        12,658     126.45
   JCPenney                               106,207        25,638     241.40
                                          -------       -------    -------
Total Anchor Stores                       315,702       $52,047    $164.86

Major Store
-----------
   American Wilderness                     32,285          $399     $70.88(2)
   Bed Bath & Beyond                       40,340         7,059     175.00
   Books-A-Million                         23,967         3,448     143.85
   Group USA                               23,257         2,517     108.21
   Marshalls                               29,397         4,410     150.00
   Off Rodeo Drive, Beverly Hills          24,203         3,002     124.02
   Old Navy                                23,329         8,541     366.10
   Rainforest Cafe                         22,602        14,919     660.09
   Saks Fifth Avenue                       34,982         7,784     222.52
   Sega Gameworks                          32,223         5,122     158.95
   Sports Authority                        48,763         6,062     124.31
   Virgin Megastores                       27,490         6,954     252.95
   Western Warehouse                       20,130         3,083     153.18
                                          -------       -------    -------
Total Major Store Sales                   382,968       $73,298    $205.72(2)

Mall Stores
-----------
   Mall Stores                            493,289      $158,659    $321.64
   Vacant                                  49,810           N/A      N/A
                                          -------       -------    -------
Total Mall Store                          543,099      $158,659    $321.64(3)

Total Sales - Anchors, Majors and Mall  1,241,769      $284,004    $243.72(2)(3)
Stores                                  =========      ========    =======

================================================================================
Notes:    (1)  Projected sales provided by the Mills Corporation. Square footage is based on the June 30, 1998 rent roll.
          (2)  Sales per square foot for American Wilderness, Total Majors and
               Total Mall & Anchors reflect that American Wilderness has only been operating on 5,624 of square feet.
          (3)  Sales per square foot exclude vacant space.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]     Preliminary Collateral Term Sheet:
                              Mall of New Hampshire

--------------------------------------------------------------------------------

================================================================================
                                Loan Information
================================================================================

                             Original                    Cut-Off Date

Principal Balance:           $105,000,000                $105,000,000

Origination Date:            March  24, 1998

Interest Rate:               6.955%

Amortization:                Interest only until September 1, 1999; 360 months
                             thereafter (beginning October 1, 1999).

Hyperamortization:           After the Effective Maturity Date, the interest
                             rate increases to the greater of 11.955% or the then current U.S. Treasury rate plus 5.0%. All excess cash flow is used to reduce the outstanding principal balance; the additional 5% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

Effective Maturity Date:     October 1, 2008

Maturity Date:               April 1, 2028

Borrower/Sponsor:            A special purpose  bankruptcy-remote  entity wholly
                             owned by the principals of New England Development, Inc.

Call Protection:             2-year lockout from the date of securitization with
                             U.S. Treasury defeasance thereafter. Loan prepayable at par beginning on the Effective
                             Maturity Date.

Removal of
Property Manager:            Management may be terminated upon (i) an Event of
                             Default or (ii) bankruptcy or insolvency of the property manager.

Up Front Reserves:           $10,000,000 Letter of Credit, reduced upon
                             achieving a 1.25x DSCR at a 9% loan constant based on annualized trailing six month operating history
                             (adjusted for seasonal items).

General Monthly Reserves:    Capital Expenditures and Tenant Rollover Reserve of
                             $1.20 psf per annum or to a maximium of $1,000,000 at any one time. Springing reserves for Ground
                             Rent, Property Taxes, and Insurance, if DSCR falls below 1.25x, or upon an Event of Default.

Collection Account:          Hard Lock-Box

Cross-Collateralization/
Default:                     N/A

Mezzanine Loans:             N/A

================================================================================
                             Property Information
================================================================================
Single Asset/Portfolio:      Single Asset

Property Type:               Regional Mall

Location:                    Manchester,  New Hampshire

Year Built/Expanded:         1977/1996-1998

The Collateral:              Single-level, four-anchor regional mall with a
                             total GLA of 793,533 s.f., anchor space of 463,620 s.f., and mall store space of 329,913 s.f.
                             Collateral consists of mall store space for a total of 329,913 s.f..

                             Anchors include: JC Penney (101,388 s.f.), Filene's (165,000 s.f.), Sears (136,464 s.f.) and a space to be occupied by Best Buy and Kitchens, Etc (60,768 s.f.).

Property
Management:                  WellsPark Group

Percent of Mall Store Space
Leased as of July 15, 1998:  89%

Comparable Store Average
Occupancy Cost as of July
15, 1998:                    14.9%

LTM June, 1998 Net
Operating Income:            $9,950,487

Underwritable Net Cash Flow: $11,059,670

Appraised Value:             $141,000,000

Appraised By:                Cushman & Wakefield

Appraisal Date:              February 16, 1998

                             Cut-Off Date               EMD(1)

Loan/SF(2):                     $288                       $253

LTV(2):                         67.4 %                     59.1%

DSCR(2) (3):                    1.65x                      1.88x

                                1996                       1997
Mall Store Sales PSF(4):        $349                       $371

Notes:  (1) Effective Maturity Date
        (2) Loan Amount used for calculations net of the $10,000,0000 Letter of Credit
        (3) Based on Underwritable Net Cash Flow and Actual Debt Service
        (4) Comparable Mall Store Sales

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet:
                              Mall of New Hampshire

--------------------------------------------------------------------------------

            Ten Largest Mall Store Tenants and Anchor Leases Based on
                    Annualized Base Rent By Parent Company(1)

====================================================================================================================================
                                                                                %                      % of Total    Annualized Base
             Tenant or Tenant                                      Tenant   of Total      Annualiz     Annualized         Rent
              Parent Company                    Store Name          GLA        GLA        Base Rent     Base Rent        per SF
====================================================================================================================================
B. Dalton BookSellers                 B. Dalton                     10,038      3.0%      $443,481        4.1%         $44.18
                                      B. Dalton Software
The Limited Inc                       Bath & Body Works             14,270      4.3        428,100        4.0          30.00
                                      Limited Express
                                      Victoria's Secret
Casual Corner Group Inc.              Casual Corner                 12,232      3.7        413,001        3.8          33.76
                                      Petite Sophisticate
                                      Contempo Casuals
The Gap, Inc                          The Gap                        9,913      3.0        327,129        3.0          33.00
                                      Gap Kids
Venator Group, Inc.                   FootLocker                     7,477      2.3        286,625        2.6          38.33
                                      Kids FootLocker
                                      Afterthoughts Boutique
                                      Lady FootLocker
Levi Strauss & Co.                    Design By Levis                8,741      2.6        262,230        2.4          30.00
Olympia Sport Center                  Olympia Sport Center          15,000      4.5        225,000        2.1          15.00
Record Town                           Record Town                    6,926      2.1        213,000        2.0          30.75
Eastern Mountain Sports               Eastern Mountain Sports        6,945      2.1        208,350        1.9          30.00
Northern Experience (Reflection)      Northern Experience
                                      (Reflection)                   8,000      2.4        200,000        1.8          25.00
                                                                   -------    -----    -----------       -----        ------
Total/Weighted Average (10 Largest)                                 99,542     30.2%    $3,042,861       28.2%        $30.57
Remaining Mall Stores                                              195,094     59.1      7,759,919       71.8          39.78
Vacant Space                                                        35,277     10.7              0        0.0           0.00
                                                                   -------    -----    -----------       -----        ------
Total (excluding anchors)                                          329,913    100.0%   $10,802,780       100.0%       $36.66(2)
                                                                   =======    =====    ===========       =====        ======

Filene's                              Filene's                     165,000
JC Penney Co., Inc.                   JCPenney                     101,388
Sears Roebuck & Co.                   Sears                        136,464
Best Buy Co., Inc./ Kitchens Etc..    Best Buy/Kitchens Etc.        60,768
                                                                   -------
Total (including anchors)                                          793,533
                                                                   =======

================================================================================
Notes:    (1)  Based on the July 15, 1998 rent roll.
          (2) Total annualized base rent per square foot excludes vacant square footage and rent.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet:
                              Mall of New Hampshire

--------------------------------------------------------------------------------

                                     Credit Rating of                                             Operating
                                    Parent Company(1)              Anchor-Owned/      Lease        Covenant         REA
                 Parent Company       (S&P/Moody's)       GLA        Collateral     Expiration    Expiration    Termination
   Anchors
============================================================================================================================
Filene's     Filene's                     - / -         165,000     Anchor-owned       N/A           N/A            N/A
JCPenney     JC Penney Co., Inc.           A/A2         101,388     Anchor-owned       N/A         4/30/13          N/A
Sears        Sears Roebuck & Co.           A/A2         136,464     Anchor-owned       N/A         11/15/11         N/A

================================================================================
Note:     (1)  Ratings as of August 1, 1998

                     Mall Store Lease Expiration Schedule(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Percent of  Cumulative Percent
                  Number of                                                            Annualized        Total            of
 Year Expiration   Leases     Expiring    Percent of     Cumulative     Annualized    Base Rent Per   Annualized   Total Annualized
                  Expiring       SF        Total SF       % of SF        Base Rent         SF          Base Rent      Base Rent
------------------------------------------------------------------------------------------------------------------------------------
  Vacant             22         35,277       10.7%          10.7%       $         -      $    -          0.0%            0.0%
  1999               10         22,816        6.9           17.6%         1,035,301       45.38          9.6             9.6%
  2000                4          8,564        2.6           20.2%           386,010       45.07          3.6            13.2%
  2001                3          3,465        1.1           21.3%           263,817       76.14          2.4            15.6%
  2202                2          5,124        1.6           22.8%           209,388       40.86          1.9            17.5%
  2003                5         18,611        5.6           28.4%           760,803       40.88          7.0            24.6%
  2004                4          8,555        2.6           31.0%           317,705       37.14          2.9            27.5%
  2005                7         17,191        5.2           36.3%           703,512       40.92          6.5            34.0%
  2006                4          6,836        2.1           38.3%           413,500       60.49          3.8            37.9%
  2007               23         60,628       18.4           56.7%         1,946,695       32.11         18.0            55.9%
  2008               41        113,798       34.5           91.2%         3,625,789       31.86         33.6            89.4%
  Thereafter          8         29,048        8.8          100.0%         1,140,260       39.25         10.6           100.0%
                    ---        -------      -----                       -----------      ------        -----
       Total        133        329,913      100.0%                      $10,802,780      $36.66(2)     100.0%
                    ===        =======      =====                       ===========      ======        =====

------------------------------------------------------------------------------------------------------------------------------------
Notes:    (1)  Data based on the July 15, 1998 Rent Roll.
          (2)  Total annual base rent per square foot excludes vacant square footage.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet:
                              Mall of New Hampshire

--------------------------------------------------------------------------------

                                Sales Analysis(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                Annual 1996 Sales                        Annual 1997 Sales
                                                        -----------------------------               ---------------------------
                                          Square
                                          Footage       Total (000s)            Per SF              Total (000s)         Per SF
                                          -------       ------------            ------              ------------         ------
Anchor Stores
-------------
   Filene's(2)                            165,000         $17,000                $283                 $33,000           $200(4)
   Sears(2)                               136,464          26,000                $249                  30,000           $288(5)
   JCPenney(3)                            101,388             N/A                 N/A                     N/A            N/A
   Best Buy/Kitchens Etc.(3)               60,768             N/A                 N/A                     N/A            N/A
                                          -------         -------                ----                 -------           ----
      Total Anchor Store                  463,620         $43,000                 N/A                 $63,000            N/A

Mall Stores
------------
   Comparable Store                       119,088         $42,625                $349                 $44,181           $371
   Non-Comparable Store                   175,548           5,695                 N/A                  29,198            N/A
   Vacant                                  35,277             N/A                 N/A                     N/A            N/A
                                          -------         -------                ----                --------           ----
      Total Mall Store                    329,913         $48,321                 N/A                 $73,380            N/A

Total Sales - Anchor and Mall Stores      793,533         $91,321                                    $136,380
                                          =======         =======                                    ========

================================================================================
Notes:    (1)  Data based on the December 31, 1996 and December 31, 1997 sales report and summarized only for tenants on the July 15, 1998 rent roll. Information is based solely on figures provided by The Mall of New Hampshire Borrower from data provided by tenants. Square footage is based on the July 15, 1998 rent roll.
          (2)  During 1997, Filene's and Sears significantly increased available
               GLA. Filene's and Sears' available GLA for 1996 was 60,000 sf and 104,262 sf respectively.
          (3)  JCPenney opened in April, 1998. Best Buy and Kitchens Etc. are both expected to open in October 1998.
          (4)  Sales per square foot for Filene's decreased because of the new construction during 1997.
          (5)  Expansion of the Sears space was not complete until the end of
               1997.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]     Preliminary Collateral Term Sheet:
                                Westside Pavilion

--------------------------------------------------------------------------------

================================================================================
                                 Loan Information
================================================================================

                             Original                    Cut-Off Date

Principal Balance:           $100,000,000                $100,000,000

Origination Date:            July 1, 1998

Interest Rate:               6.44%

Amortization:                Interest only until August 1, 2001; 360 months
                             thereafter (beginning September 1, 2001).

Hyperamortization:           After the Effective Maturity Date, the interest
                             rate increases to the greater of 8.44% or the then current U.S. Treasury rate plus 2.0%. All excess cash flow is used to reduce the outstanding principal balance; the additional 2% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

Effective Maturity Date:     July 1, 2008

Maturity Date:               July 1, 2028

Borrower/Sponsor:            A single purpose, bankruptcy-remote entity wholly
                             owned by The Macerich Company and its operating partnership.

Call Protection:             2-year lockout from the date of securitization with
                             U.S. Treasury defeasance thereafter. Loan prepayable at par beginning on the Effective
                             Maturity Date.

Removal of                   Management may be terminated (i) for cause or
Property Manager:            (ii) upon an Event of Default.

Up Front Reserves:           None

General Monthly Reserves:    Capital Expenditure Reserve equal to $ .15 p.s.f.
                             per annum of shop space per year. Springing reserves for Property Taxes, Insurance and Tenant
                             Rollover, if DSCR falls below 1.35x, upon a monetary Event of Default, or at the Effective
                             Maturity Date.

Collection Account:          Springing Hard Lock-Box if DSCR falls below 1.35x,
                             upon Event of Default; or on the Estimated Maturity
                             Date
Cross-Collateralization/
Default:                     N/A

Mezzanine Loans:             N/A

================================================================================
                              Property Information
================================================================================

Single Asset/Portfolio:      Single Asset

Property Type:               Regional Mall

Location:                    Los Angeles, California

Year Built/Renovated:        1985

The Collateral:              Phase I of a three-level, two-anchor, two-phase
                             regional mall with a total GLA of 755,701 s.f., anchor space of 401,563 s.f. and mall store space of 354,138 s.f. Collateral consists of 262,160 s.f.
                             of Phase I in-line space plus the Nordstrom and Pavilions anchor spaces for a total of 443,723 s.f.

                             Anchors include: Robinson-May (220,000 s.f.), Nordstrom (138,128 s.f.) and Pavilions (43,435 s.f.)

Property
Management:                  The Macerich Property Management Company

Percent of Mall Store Space
Leased as of May 29, 1998:   98.8%

Comparable Store Average
Occupancy Cost as of May
29, 1998(1):                 17.2%

LTM April, 1998 Net
Operating Income:            NAV

Underwritable Net Cash Flow: $12,755,373

Appraised Value:             $160,000,000 (Collateral only)

Appraised By:                Cushman & Wakefield

Appraisal Date:              July 13, 1998

                             Cut-Off Date                 EMD(2)

Loan/SF:                        $225                       $205

LTV:                            62.5%                      57.0%

DSCR(3):                        1.95x                      2.14x

                                1996                       1997

Mall Store Sales PSF(4):        $376                       $376

Notes:   (1)   Excludes Phase II taxes being paid by Phase I tenants.
         (2)   Effective Maturity Date
         (3)   Based on Underwritable Net Cash Flow and Actual Debt Service
         (4)   Comparable Mall Store Sales

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet:
                                Westside Pavilion

--------------------------------------------------------------------------------

            Ten Largest Mall Store Tenants and Anchor Leases Based on
                  Annualized Base Rent By Parent Company(1)(2)

====================================================================================================================================
                                                                                % of                  % of Total  Annualized Base
             Tenant or Tenant                                      Tenant      Total     Annualized   Annualized    Rent per SF
              Parent Company                   Store Name            GLA        GLA      Base Rent     Base Rent
====================================================================================================================================
The Limited, Inc.                    Bath & Body Works             42,021        9.5%    $1,366,828      11.3%         $32.53
                                     Express
                                     Lane Bryant
                                     Limited
                                     Limited Too
                                     Structure
                                     Victoria's Secret

The Gap, Inc.                        Banana Republic               25,848        5.8      1,073,227       8.9           41.52
                                     Banana Republic (Men)
                                     Gap Kids
                                     The Gap

Venator Group, Inc.                  Champs                         8,808        2.0        355,474       2.9           40.36
                                     Foot Locker
                                     Lady FootLocker

Nine West Group, Inc.                Easy Spirit                    6,045        1.4        247,761       2.1           40.99
                                     NineWest

Guess                                Guess                          5,380        1.2        242,100       2.0           45.00

Rampage                              Rampage                        6,422        1.4        224,770       1.9           35.00

Golden Pavillion Theaters            Golden Pavilion Theaters       8,321        1.9        208,025       1.7           25.00

Lechters                             Lechters                       6,119        1.4        204,655       1.7           33.45

Consolidated Stores, Inc.            Kay Bee Toy                    3,843        0.9        172,935       1.4           45.00

Waldenbooks                          Waldenbooks                    6,557        1.5        163,925       1.4           25.00
                                                                  -------      -----    -----------     -----          ------

Total/Weighted Average (10 Largest)                               119,364       26.9%    $4,259,700      35.3%         $35.69

Remaining Mall Stores                                             139,683       31.5      6,943,743      57.5           49.71

Vacant Space                                                        3,113        0.7              0       0.0            0.00
                                                                  -------      -----    -----------     -----          ------

Total (excluding anchors)                                         262,160       59.1%   $11,203,443      92.8%         $43.25(3)

Nordstrom                            Nordstrom                    138,128       31.1        221,000       1.8            1.60

Safeway Inc.                         Pavilions                     43,435        9.8        650,004       5.4           14.96
                                                                  -------      -----    -----------     -----          ------

Total (excluding non-owned anchors)                               443,723      100.0%   $12,074,447     100.0%         $27.40(3)
                                                                  =======      =====    ===========     =====          ======

The May Department Stores Company    Robinsons-May                220,000
                                     Phase II Mall Store Space     91,978
                                                                  -------

Total (including non-owned-anchors)                               755,701
                                                                  =======

================================================================================
Notes:    (1)  Based on the May 29, 1998 lease status report and applicable lease modifications.
          (2)  Reflects Phase I only.
          (3)  Total annual base rent per square foot excludes vacant square footage.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet:
                                Westside Pavilion

--------------------------------------------------------------------------------

                                             Credit Rating of              Anchor-Owned/                  Operating
                        Parent Company        Parent Company                Collateral        Lease        Covenant         REA
       Anchors                               (S&P/Moody's)(1)      GLA                      Expiration    Expiration    Termination
====================================================================================================================================
Nordstrom         Nordstrom                       A-/A2           138,128  Collateral          12/31/33      4/30/05         N/A
Robinsons-May     The May Department Stores       A+/A2           220,000  Anchor-owned              N/A     4/30/05     1/01/50(2)
                  Company

================================================================================
Notes:    (1)  Ratings as of August 1, 1998
          (2)  Based on the borrower identified opening date of store.

                     Mall Store Lease Expiration Schedule(1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Percent of   Cumulative Percent
                 Number of                                                             Annualized       Total             of
Year Expiration   Leases       Expiring   Percent of  Cumulative     Annualized       Base Rent Per  Annualized    Total Annualized
                 Expiring         SF       Total SF    % of SF        Base Rent            SF         Base Rent       Base Rent
-----------------------------------------------------------------------------------------------------------------------------------
    Vacant            4           3,113       0.7%        0.7%      $         -      $       -           0.0%           0.0%
     1998             1             581       0.1         0.8%           43,575          75.00           0.4            0.4%
     1999             6           4,640       1.0         1.9%          307,824          66.34           2.5            2.9%
     2000            13          18,600       4.2         6.1%          792,418          42.60           6.6            9.5%
     2001            12          63,258      14.3        20.3%        1,685,853          26.65          14.0           23.4%
     2002             9          14,975       3.4        23.7%          645,437          43.10           5.3           28.8%
     2003             9          10,763       2.4        26.1%          518,362          48.16           4.3           33.1%
     2004            11          25,627       5.8        31.9%        1,063,094          41.48           8.8           41.9%
     2005            18          38,847       8.8        40.7%        1,701,477          43.80          14.1           56.0%
     2006            19          47,038      10.6        51.3%        2,166,780          46.06          17.9           73.9%
     2007            12          37,960       8.6        59.8%        1,491,943          39.30          12.4           86.3%
     2008            12          35,082       7.9        67.7%        1,245,128          35.49          10.3           96.6%
  Thereafter          3         143,239      32.3       100.0%          412,556          $2.88           3.4          100.0%
                    ---         -------     -----                   -----------      -----------       -----

     Total          129         443,723     100.0%                  $12,074,447      $   27.40(2)      100.0%
                    ===         =======     =====                   ===========      ===========       =====

================================================================================

Notes:    (1)  Data based on the May 29, 1998 Rent Roll, excludes Phase II tenants.
          (2)  Total annual base rent per square foot excludes vacant square footage.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet:
                                Westside Pavilion

--------------------------------------------------------------------------------

                            Phase I Sales Analysis(1)

====================================================================================================================================
                                                                    Annual 1996 Sales                      Annual 1997 Sales
                                                             -----------------------------          ------------------------------
                                            Square
                                           Footage           Total (000s)           Per SF          Total (000s)           Per SF
                                           -------           ------------           ------          ------------           ------
Anchor Stores
-------------
     Nordstrom                             138,128             $76,857                 $556           $73,857                 $535
     Pavilions                              43,435              14,865                  342            15,463                  356
     Robinsons-May                         220,000              47,127                  214            49,782                  226
                                           -------            --------                 ----          --------                 ----
     Total Anchor Store                    401,563            $138,850                 $346          $139,102                 $346

Mall Stores
-----------
     Comparables                           186,264             $70,092                 $376           $70,059                 $376
     Non-Comparable Stores                  72,783              20,924                  N/A            22,297                  N/A
     Vacant                                  3,113                 N/A                  N/A               N/A                  N/A
                                           -------            --------                 ----          --------                 ----
     Total Mall Stores                     262,160             $91,016                  N/A           $92,356                  N/A

Total Sales - Anchors and Mall Stores      663,723            $229,866                               $231,458
                                           =======            ========                               ========


================================================================================
Note:     (1)  Data based on the December 31, 1996 and December 31, 1997 sales report and summarized only for tenants on the May 29, 1998 rent roll. Information is based solely upon the figures provided by the Westside Pavilion Borrower from data provided by the tenants.
               Square footage is based on the May 29, 1998 rent roll.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet:
                                 NorthTown Mall

--------------------------------------------------------------------------------

================================================================================
                                Loan Information
================================================================================

                             Original                    Cut-Off Date

Principal Balance:           $84,500,000                 $84,426,244

Origination Date:            August 6, 1998

Interest Rate:               6.68%

Amortization:                360 Months

Hyperamortization:           After the Effective Maturity Date, the interest
                             rate increases to the greater of 8.68% or the then current U.S. Treasury rate plus 2.0%. All excess cash flow is used to reduce the outstanding principal balance; the additional 2% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

Effective Maturity Date:     September 1, 2008

Maturity Date:               September 1, 2028

Borrower/Sponsor:            A single purpose, bankruptcy-remote entity wholly
                             owned by Price Development Company and JP Realty,
                             Inc.

Call Protection:             2-year lockout from the date of securitization with
                             U.S. Treasury defeasance thereafter. Loan prepayable at par beginning on the Effective
                             Maturity Date.

Removal of
Property Manager:            Management may be terminated (i) if DSCR falls
                             below 1.15x, (ii) for cause, or (iii) upon an Event of Default.

Up Front Reserves:           (a) $9,500,000 Letter of Credit which will be
                             released upon completion of an expansion parcel containing at least 93,00 s.f. and Borrower's obtaining $1.475 MM in net annual rents from tenants acceptable to Lender.
                             (b) Required Repair Fund: $170,375.00.
                             (c) Tax Account: $620,526.00.

General Monthly Reserves:    1/12 of annual Property Taxes and Insurance,
                             Capital Reserves of $8,873 and Tenant Rollover
                             Reserve of $20,833 ($250,00 per annum) up to a maximum of $750,000 at any one time.

Collection Account:          Soft Lock-Box Springs to a Hard Lock-Box if
                             coverage drops to 1.10x, upon an Event of Default, or at the Effective Maturity Date.

Cross-Collateralization/     N/A
Default:

Mezzanine Loans:             N/A

================================================================================
                              Property Information
================================================================================

Single Asset/Portfolio:       Single Asset

Property Type:                Regional Mall

Location:                     Spokane, Washington

Year Built/Renovated:         1955/1961/1983-1984/1993

The Collateral:               Two-level, five-anchor regional mall with a total
                              GLA of 947,341 s.f., anchor space of 541,209 s.f.
                              and mall store space of 406,132 s.f. Collateral consists of mall store space plus the JCPenney, Emporium, and Bon Marche space for a total of 704,949 s.f.

                              Anchors include: Sears (160,480 s.f.), JCPenney (140,868 s.f.), Mervyn's (81,912 s.f.), The Bon
                              Marche (89,207 s.f.) and Emporium (68,742 s.f.).

Property
Management:                   Price Development Company

Percent of Mall Store Space
Leased as of July, 1998:      78.1%

Comparable Store Average
Occupancy Cost as of July,
1998:                         12.5%

LTM June, 1998 Net
Operating Income:             $10,530,360

Underwritable Net Cash Flow:  $10,029,449

Recent Property Purchase
Price:                        $128,000,000

Market Study Performed By:    Cushman & Wakefield

Market Study Date:            August 20, 1998

                              Cut-Off Date               EMD(1)

Loan/SF(2):                      $106                       $90

LTV(2):                          58.6%                      49.7%

DSCR(2) (3):                     1.73x                      2.04x

                                 1996                       1997

Mall Store Sales PSF(4):         $289                       $283

Notes:   (1)   Effective Maturity Date
         (2)   Loan Amount used for calculations is net of the $9,500,000 Letter of Credit
         (3)   Based on Underwritable Net Cash Flow and Actual Debt Service
         (4)   Comparable Mall Store Sales

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                       Preliminary Collateral Term Sheet:
                                 NorthTown Mall

--------------------------------------------------------------------------------

            Ten Largest Mall Store Tenants and Anchor Leases Based on
                    Annualized Base Rent By Parent Company(1)


=====================================================================================================================
                                                               % of                         % of Total     Annualized
Tenant or Tenant                                Tenant         Total         Annualized     Annualized      Base Rent
 Parent Company             Store Name           GLA            GLA          Base Rent       Base Rent       per SF
=====================================================================================================================
The Limited,     Bath & Body Works             43,758           6.2%        $801,411           8.9%         $18.31
Inc.             Limited Express
                 Limited
                 Victoria's Secret

Venator Group,   FootLocker                    18,274           2.6          436,172           4.8           23.87
Inc.             Kids Footlocker
                 Afterthoughts Boutique
                 Lady FootLocker

Bumpers Fun      Bumpers Fun Center            30,000           4.3          275,000           3.0            9.17
Center

The Gap, Inc.    The Gap                       10,695           1.5          267,375           3.0           25.00
                 Gap Kids

Maurices/Just    Maurices/Just Petites          8,881           1.3          159,858           1.8           18.00
Petites

B. Dalton Book   B. Dalton                      4,465           0.6          133,950           1.5           30.00
Sellers

Pizzeria Uno     Pizzeria Uno                   6,152           0.9          132,000           1.5           21.46

Mariposa         Mariposa                       5,155           0.7          105,910           1.2           20.55

Spiegel, Inc.    Eddie Bauer                    6,208           0.9          117,952           1.3           19.00

Jay Jacobs       Jay Jacobs                     4,996           0.7          109,912           1.2           22.00
                                              -------         -----       ----------         -----          ------

Total/Weighted                                138,584          19.7%      $2,539,540          28.0%         $18.32
Average (10 Largest)

Remaining Mall                                178,679          25.3        4,924,123          54.4           27.56
Stores

Vacant Space                                   88,869          12.6                0           0.0            0.00
                                              -------         -----       ----------         -----          ------

Total                                         406,132          57.6%      $7,463,663          82.4%         $23.53(2)
(excluding anchors)

Federated        Bon Marche                    89,207          12.7          400,000           4.4            4.48
Department
Stores, Inc.

Emporium         Emporium                      68,742           9.8          516,940           5.7            7.52

J.C. Penney      JCPenney                     140,868          20.0          673,952           7.4            4.78
                                              -------         -----       ----------         -----          ------
Co., Inc.

Total                                         704,949         100.0%      $9,054,555         100.0%         $14.70(2)
                                              =======         =====       ==========         =====          ======
(excluding non-owned anchors)

Sears Roebuck    Sears                        160,480
& Co.

Dayton Hudson    Mervyn's                      81,912
Corp.                                         -------

Total (including leased anchors)              947,341
                                              =======

================================================================================
Note:     (1)  Based on the July 31, 1998 Rent Roll
          (2) Total annual base rent per square foot excludes vacant square footage.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet:
                                 NorthTown Mall

--------------------------------------------------------------------------------

                                             Credit Rating
                                          of Parent Company(1)                                           Operating
                                             (S&P/Moody's)                  Anchor-Owned/      Lease      Covenant        REA
     Anchors           Parent Company                              GLA        Collateral     Expiration  Expiration   Termination
====================================================================================================================================
Bon Marche       Federated Department           BBB-/ -           89,207      Collateral      1/31/14    12/31/06         N/A
                 Stores, Inc.
JCPenney         J.C. Penney Co., Inc.            A/A2           140,868      Collateral      8/31/01    12/31/06         N/A
Sears            Sears Roebuck & Co.             A-/A2           160,480     Anchor-owned     10/03/04   10/04/04       9/27/40
Mervyn's         Dayton Hudson Corp.            BBB+/A3           81,912     Anchor-owned     10/16/06   10/18/06       9/27/40
Emporium         Emporium                        - / -            68,742      Collateral      10/31/11   10/31/11         N/A

================================================================================
Note:   (1)   Ratings as of July 1998.

                     Mall Store Lease Expiration Schedule(1)

====================================================================================================================================
                                                                                                    Percent of   Cumulative Percent
                   Number of                                                          Annualized       Total             of
 Year Expiration    Leases      Expiring    Percent of  Cumulative     Annualized    Base Rent Per  Annualized    Total Annualized
                   Expiring        SF        Total SF    % of SF        Base Rent         SF         Base Rent       Base Rent
====================================================================================================================================
     Vacant             45       88,869        12.6%         12.6%    $        -     $       -          0.0%            0.0%
       MTM               3        4,828         0.7          13.3%       115,662         23.96          1.3             1.3%
      1998               3        3,135         0.4          13.7%        73,284         23.38          0.8             2.1%
      1999               8       10,072         1.4          15.2%       259,200         25.73          2.9             4.9%
      2000               8       12,883         1.8          17.0%       323,058         25.08          3.6             8.5%
      2001              24       33,341         4.7          21.7%       987,515         29.62         10.9            19.4%
      2002              31      111,164        15.8          37.5%     2,211,945         19.90         24.3            43.9%
      2003              13       19,546         2.8          40.3%       459,803         23.52          5.1            48.9%
      2004              14       38,134         5.4          45.7%       840,280         22.03          9.3            58.2%
      2005              11       17,214         2.4          48.1%       514,237         29.87          5.7            63.9%
      2006              10       21,366         3.0          51.1%       575,366         26.93          6.4            70.2%
      2007              12       34,880         4.9          56.1%       829,487         23.78          9.2            79.4%
      2008               3       10,109         1.4          57.5%       229,500         22.70          2.5            81.7%
   Thereafter            4      299,408        42.5         100.0%     1,663,217          5.46         18.1           100.0%
                       ---      -------       -----                   ----------        --------      -----


       Total           189      704,949     100.0%                    $9,054,555        $14.70(2)     100.0%
                       ===      =======     =====                     ==========        ========      =====

================================================================================
Notes:    (1)  Data based on the July 31, 1998 Rent Roll.
          (2) Total annual base rent per square foot excludes vacant square footage and rent.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet:
                                 NorthTown Mall

--------------------------------------------------------------------------------

                                Sales Analysis(1)

---------------------------------------------------------------------------------------------------------------------------
                                                                Annual 1996 Sales                    Annual 1997 Sales
                                                            -------------------------           ----------------------------
                                             Square
                                             Footage        Total (000s)       Per SF           Total (000s)          Per SF
                                             -------        ------------       ------           ------------          ------
Anchor Stores
-------------
   Bon Marche                                 89,207            $22,636         $254               $21,958            $247
   Emporium                                   68,742              6,148           89                 6,022              88
   JCPenney (2)(3)                           140,868             24,292          172                23,904             170
                                             -------            -------         ----               -------            ----
      Total Anchor Store                     298,817            $53,077         $178               $51,884            $174

Mall Stores
-----------
   Comparable Store                          288,260            $83,260         $289               $81,628            $283
   Non-Comparable Store                       29,003              3,145          N/A                 5,962             N/A
   Vacant                                     88,869                N/A          N/A                   N/A             N/A
                                             -------           --------         ----              --------            ----
      Total Mall Stores                      406,132            $86,405          N/A               $87,590             N/A

Total Sales - Anchor and Mall Stores         704,949           $139,482                           $139,475
                                             =======           ========                           ========

================================================================================
Notes:    (1)  Data based on the December 31, 1996 and December 31, 1997 sales report and summarized only for tenants on July 31, 1998 rent roll. Information is based solely on figures provided by the seller of The NorthTown Property from data provided by tenants.
               Square footage is based on the July 31, 1998 rent roll.
          (2)  JCPenney 1996 sales are based on the sales reporting of September
               1, 1995 to August 31, 1996.
          (3)  JCPenney 1997 sales are based on the sales reporting periods of
               September 1, 1996 to August 31, 1997.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Preliminary Collateral Term Sheet:
                                 Crystal Park IV

--------------------------------------------------------------------------------

================================================================================
                                 Loan Information
================================================================================

                             Original                    Cut-Off Date

Principal Balance:           $67,100,000                 $67,039,458

Origination Date:            August 26, 1998

Interest Rate:               6.51%

Amortization:                360 Months

Hyperamortization:           After the Effective Maturity Date, the interest
                             rate increases to the greater of 10.51% or the then current U.S. Treasury rate plus 4.0%. All excess cash flow is used to reduce the outstanding principal balance; the additional 4% interest accrues interest at the increased rate and is deferred until the principal balance is zero.

Effective Maturity Date:     September 1, 2008

Maturity Date:               September 1, 2028

Borrower/Sponsor:            The borrowing entity is a special purpose
                             bankruptcy-remote entity controlled by the principals of Charles E. Smith Commercial Realty.

Call Protection:             2-year lockout from the date of securitization with
                             U.S. Treasury defeasance thereafter. Loan prepayable at par beginning one month prior to the Effective Maturity Date.

Removal of
Property Manager:            Management may be terminated (i) if the DSCR for
                             the Loan falls below 1.10x, (ii) for cause, (iii) upon an Event of Default or (iv) after the Effective Maturity Date.

Up Front Reserves:           Tenant Rollover Reserve Fund: $1 MM Letter of
                             Credit required for as long as S&P's and Moody's ratings of U.S. Airways, Inc's unsecured debt are less than "BB" and "Ba2," respectively.

USAir Escrow:                All property cash flow (capped at $6 MM) will be
                             escrowed starting upon the earlier occur of 3/1/07 and a USAir bankruptcy reserved for potential tenant improvements and leasing commission costs for the USAir lease rollover.

General Monthly Reserves:    1/12 of annual Property Taxes,  Capital Reserves of
                             $15,545.63.

Collection Account:          Hard Lock-Box

Cross-Collateralization/
Default:                     N/A

Mezzanine Loans:             N/A

================================================================================
                              Property Information
================================================================================

Single Asset/Portfolio:      Single Asset

Property Type:               Class A Office Building

Location:                    Arlington, Virginia

Year Built/Renovated:        1988

The Collateral:              11 office floors, 4 below grade parking garage
                             levels and 1 penthouse mechanical level with 466,369 s.f. of Net Rentable Area, which includes
                             3,000 s.f. of restaurant space and 815 s.f. of retail space.

                             Major Tenants: USAir, Inc.; Charles E. Smith Mgmt; Booz Allen Hamilton Inc.; ADI Technology and Arthur Anderson & Co.

Property
Management:                  Charles E. Smith Commercial Realty, LP

Percent of Space Leased as
of July, 1998:               100%

LTM June, 1998 Net
Operating Income:            $10,670,180

Underwritable Net Cash Flow: $9,790,880

Appraised Value:             $107,000,000

Appraised By:                Cushman & Wakefield

Appraisal Date:              July 7, 1998

                             Cut-Off Date               EMD(1)

Loan/SF:                        $144                       $124

LTV:                            62.7%                      54.0%

DSCR(2):                        1.92x                      2.23x

Notes:    (1)  Effective Maturity Date
          (2)  Based on Underwritable Net Cash Flow and Actual Debt Service.

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    Five Largest Tenants Based on Annualized Base Rents By Parent Company(1)

==========================================================================================================================
                                                                                          % of Total        Annualized
          Tenant or Tenant            Tenant         % of Total          Annualized       Annualized           Base
           Parent Company               GLA              GLA              Base Rent        Base Rent        Rent per SF
--------------------------------------------------------------------------------------------------------------------------
US Airways Group, Inc.                327,016          70.12%            $8,950,238         70.63%           $27.37
Charles E. Smith                      115,475          24.76              3,011,635         23.77             26.08
ADI Technology, Inc.                    9,198           1.97                269,248          2.12             29.27
Booz-Allen & Hamilton, Inc.             3,553           0.76                 99,484          0.79             28.00
Via Cucina Restaurant                   3,000           0.64                 97,500          0.77             32.50
                                      -------         -----             -----------        -----             ------
Total Major Tenants                   458,242          98.26%           $12,428,106         98.08%           $27.12
Other Tenants                           8,127           1.74                243,838          1.92             30.00 (2)
Vacant Space                                -           -                         -          -                 -
                                      -------         -----             -----------        -----             ------
Total Net Rentable Area               466,369         100.0%            $12,671,944        100.0%            $27.17 (2)
                                      =======         =====             ===========        =====             ======

================================================================================
Notes:    (1)  Based on the August 1, 1998 Rent Roll and does not include annualized CPI escalations of $941,569.
          (2)  Includes Environmental Center Parking which occupies 1 square foot and pays an annual rent of $8,400. If this tenant were eliminated, the Annualized Base Rent per SF for the Other Tenants would be $28.97, not $30.00, resulting in a Total Annualized Base
               Rent per SF of $27.15, not $27.17.

                              Historical Occupancy
================================================================================
Occupancy Period/Date:                                            Percent Leased
================================================================================

July 7, 1998                                                           100%
December 31, 1997                                                      100%
December 31, 1996                                                      100%
December 31, 1995                                                      100%
================================================================================


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                          Lease Expiration Schedule(1)

====================================================================================================================================
                                                                                                      Percent         Cumulative
                   Number of               Percent    Cumulative                     Annualized      of Total      Percent of Total
    Year of          Leases    Expiring      of         Percent        Annualized     Base Rent   Annualized Base     Annualized
  Expiration        Expiring      SF      Total SF    of Total SF       Base Rent      Per SF          Rent           Base Rent
====================================================================================================================================
Vacant                   0           -       0.0%         0.0%         $         -      $   -          0.00%           0.0%
1998(2)                  2           -       0.0          0.0%                  50        -            0.0             0.0%
1999                     8      23,568       5.1          5.1%             486,975       20.66         3.8             3.8%
2000                     2       2,263       0.5          5.5%              68,246       30.16         0.5             4.4%
2001                     1       2,901       0.6          6.2%              81,228       28.00         0.6             5.0%
2002                     6      40,167       8.7         14.9%           1,145,734       28.21         9.0            14.1%
2003                     0           -       0.0         14.9%                   -           -         0.0            14.1%
2004                     1     101,246      21.7         36.6%           2,809,549       27.75        22.2            36.2%
2005                     0           -       0.0         36.6%                   -           -         0.0            36.2%
2006                     0           -       0.0         36.6%                   -           -         0.0            36.2%
2007                     0           -       0.0         36.6%                   -           -         0.0            36.2%
2008                     1     295,724      63.4        100.0%           8,080,162       27.32        63.8           100.0%
Thereafter               0           -       0.0        100.0%                   -        -            0.0           100.0%
                        --     -------     -----        ------         -----------      ------       ------          ------
Total                   21     466,369     100.0%                      $12,671,944      $27.17(3)    100.0%

================================================================================
Notes:    (1)  Based on the August 1, 1998 Rent Roll and does not include annualized CPI escalations of $941,569.
          (2)  $50 Base Rent reflects antenna on roof of building.
          (3)  Total annual base rent per square foot excludes vacant square footage.


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                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2
9
                          Overview of the Certificates

=================================================================================================================================
                                                                                      Expected         Final          Anticipated
              Amount            Ratings          Subordination     Average Life       Principal     Distribution     Pass-Through
   Class       ($MM)          (Fitch/S&P)              %              (yrs)            Window           Date             Rate
---------------------------------------------------------------------------------------------------------------------------------
Public Certificates:
-------------------

Private Certificates:
--------------------

================================================================================


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                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2

I.  Issue Characteristics
-------------------------

       Issue Type:
       Collateral:
       Securities Issued:
       Depositor:
       Lead Manager:
       Master Servicer:
       Special Servicer:
       Trustee/Fiscal Agent:
       Pricing Date:
       Expected Closing Date:
       Distribution Dates:
       Minimum Denominations:
       Settlement Terms:
       Legal/Regulatory Status:
       Risk Factors:

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                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2


II.  Structure Characteristics
------------------------------

       Anticipated Pass-Through Rates:



       Interest Distributions:
       Principal Distributions:
       Prepayment Premium Allocation:
       Credit Enhancement:
       Advancing:

       Realized Losses and Expense Losses:
       Prepayment Interest Shortfalls:
       Appraisal Reductions:
       Directing Class:
       Special Servicer:
       Optional Termination:
       Reports to Certificateholders:


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                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2

================================================================================


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                             $706.5 MM (Approximate)
                     Morgan Stanley Mortgage Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-XL2


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